CHINA HEALTH HOLDING, INC.
                              (CHHH: OTCBB NASDAQ)

                       BINDING MEMORANDUM OF UNDERSTANDING
                                       FOR
                             RESEARCH & DEVELOPMENT

                  STRATEGIC PARTNERSHIP/COLLABORATION/ALLIANCES

                                      WITH

                  " BEIJING JIFATANG CHINESE MEDICINE RESEARCH
                INSTITUTE AND BEIJING JIFATANG CHINESE MEDICINE
                       RESEARCH & DEVELOPMENT INSTITUION"


                               JANUARY 12TH, 2007

THIS BINDING MEMORANDUM OF UNIDERSTANDING ("MOU") CONFIRMS CHINA HEALTH HOLDING, INC. (CHHH:OTCBB NASDAQ) AGREES TO FORM A STRATEGIC PARTNERSHIP FOR FURTHER NEW PHARMACEUTICAL DRUGS RESEARCH & DEVELOPMENT, Collaboration/Alliance WITH BEIJING JIFATANG CHINESE MEDICINE RESEARCH INSTITUTE AND BEIJING JIFATANG CHINESE MEDICINE RESEARCH & DEVELOPMENT INSTITUION, based on THE RESOURCES /STRENGTHEN, ALLIANCES and PHARMACEUTICAL DRUGS development ACCOMPLISHMENT OF BEIJING
JIFATANG CHINESE MEDICINE RESEARCH INSTITUTE AND BEIJING JIFATANG CHINESE MEDICINE RESEARCH & DEVELOPMENT INSTITUION, and also based on the accomplishment and knowledge of thousands of years of CHINESE MEDICINE.

CHINA HEALTH HOLDING, INC. ( CHHH: OTCBB) AND BEIJING JIFATANG CHINESE MEDICINE RESEARCH INSTITUTE AND BEIJING JIFATANG CHINESE MEDICINE RESEARCH & DEVELOPMENT INSTITUION agree to Collaboration and further development, manufacturing and commercialization in PR China and worldwide for new innovative enhanced pharmaceutical drugs/intellectual properties for the treatments of diseases and conditions related to diabetes, cancers, cardiovascular disease and cerebral-cardiovascular diseases and neurological disorders, etc.

Each party understands and agrees that preparation and execution of further formal, comprehensive definitive acquisition agreements is required, containing the legal and financial terms as both parties might agree following good faith negotiation. THIS BINDING MEMORANDUM OF UNIDERSTANDING ("MOU") FOR NEW
PHARMACEUTICAL      DRUGS      RESEARCH      &      DEVELOPMENT       /STRATEGIC
PARTNERSHIP/collaboration/alliances may be executed in three counterparts, each of which shall be deemed an original for all purposes.

1."Party A": BEIJING JIFATANG CHINESE MEDICINE RESEARCH INSTITUTE AND BEIJING JIFATANG CHINESE MEDICINE RESEARCH & DEVELOPMENT INSTITUION having a business address at # 3 Bldg, TaiPinJianYaun, TongXiaoGuo, CuanPin District, Beijing, PR China and Room 720, No.11, DeShengMenWai Street, XiChengQu, Beijing PR China ( Referred to as "Party A", hereafter),

2. "Party B": CHINA HEALTH HOLDING INC. (USA NASD OTCBB: CHHH) ( Or/and Its Nominee, Or/and Its Wholly Owned Subsidiary) , having Business Address at 101 Convention Center Drive, Suite 700, Las Vegas, NV 89107-2001 USA. And * Canada
Address: PARK PLACE, Suite 600 - 666 Burrard Street, Vancouver, BC, Canada V6C 2X8* and MAILING Address for Corporate Correspondences: CHINA HEALTH HOLDING
INC.: PO Box #48610 - 595 Burrard Street Vancouver BC Canada V6C 2X8 (referred to as "Party B", hereafter).

A. In the spirit of mutual benefits and long term growth and expansion globally of both parties, through friendly and sincere discussion and negotiation, Party A and Party B has mutually agreed to reach THIS BINDING MEMORANDUM OF UNIDERSTANDING ("MOU") FOR NEW PHARMACEUTICAL DRUGS RESEARCH & DEVELOPMENT /STRATEGIC PARTNERSHIP/collaboration/alliance in next Ten (10) years for further development, manufacturing, and commercialization in PR China and Worldwide of new innovative enhanced pharmaceutical drugs for the treatments of diseases and conditions related to cancers, diabetes, cardiovascular disease and cerebral-cardiovascular diseases and neurological disorders, etc.

B. BEIJING JIFATANG CHINESE MEDICINE RESEARCH INSTITUTE AND BEIJING JIFATANG CHINESE MEDICINE RESEARCH & DEVELOPMENT INSTITUION (" Party A") legally agrees to offer CHINA HEALTH HOLDING, INC. ( CHHH: OTCBB NASDAQ) ("Party B" (or it's Nominee) " with full legal "FIRST REFUSAL RIGHTS" and legal "exclusive rights" in a period of TEN YEARS upon/sign THIS BINDING MEMORANDUM OF UNIDERSTANDING ("MOU") FOR NEW PHARMACEUTICAL DRUGS RESEARCH & DEVELOPMENT /STRATEGIC PARTNERSHIP/collaboration/alliance to Party B (China health Holding, Inc. (CHHH :OTCBB NASDAQ)) FOR ALL FURTHER NEW INTERLLECTUAL PROPERTIES AND NEW DRUGS DEVELOPMENT/ACCOMPLISHMENTS/DRUGS LICENSES/PATENTS developing/developed by BEIJING JIFATANG CHINESE MEDICINE RESEARCH INSTITUTE AND BEIJING JIFATANG CHINESE MEDICINE RESEARCH & DEVELOPMENT INSTITUION. China Health Holding, Inc. ( party B) agrees to ISSUE/PAY for a total of 200,000 restricted common stocks to BEIJING JIFATANG CHINESE MEDICINE RESEARCH INSTITUTE AND BEIJING JIFATANG
CHINESE MEDICINE RESEARCH & DEVELOPMENT INSTITUION (party A ) for this LEGAL FIRST REFUSAL AND EXCLUSIVE RIGHTS ( 10 YEARS) immediately upon/after mutually agree/sign/execute THIS BINDING MEMORANDUM OF UNIDERSTANDING ("MOU") FOR NEW
PHARMACEUTICAL      DRUGS      RESEARCH      &      DEVELOPMENT       /STRATEGIC
PARTNERSHIP/collaboration/alliance.

C. THIS BINDING NEW PHARMACEUTICAL DRUGS RESEARCH & DEVELOPMENT (R&D) MEMORANDUM provides that China Health Holding, Inc. (CHHH: OTCBB NASDAQ) (or/its Nominee, Or/and Its Wholly Owned Subsidiary) have the exclusive and first refusal right to acquire ALL NEW INTERLLECTUAL PROPERTIES AND NEW DRUGS
DEVELOPMENT/ACCOMPLISHMENTS/DRUGS        LICNESES/PATENTS        which       are
developing/developed by BEIJING JIFATANG CHINESE MEDICINE RESEARCH INSTITUTE AND BEIJING JIFATANG CHINESE MEDICINE RESEARCH & DEVELOPMENT INSTITUION in a period of Ten (10) Years until following the date of the execution of THIS BINDING MEMORANDUM, subject to signing of full length INTERLLECTUAL PROPERTY/NEW DRUGS RIGHTS acquisition agreements, provided that the conditions have been carried out and completed to CHHH (OTCBB NASDAQ)'s satisfaction:

* a comprehensive due diligence on the operations, organization, intellectual property, assets and, research and development of "BEIJING JIFATANG CHINESE MEDICINE RESEARCH INSTITUTE AND BEIJING JIFATANG CHINESE MEDICINE RESEARCH & DEVELOPMENT INSTITUION" by CHHH (OTCBB NASDAQ) designated due diligence committee;

o approvals from relevant government regulatory agencies and the complete verifications of INTERLLECTUAL PROPERTY/NEW PHARMACEUTICAL DRUGS rights and development documents and patent documents;

o preparation of a completed due diligence report to be submitted to CHHH (OTCBB NASDAQ) board of directors for approval; and

o during the period of due diligence, CHHH (OTCBB NASDAQ) will prepare full length definitive INTERLLECTUAL PROPERTY/NEW PHARMACEUTICAL DRUGS acquisition agreements, to be negotiated, agreed and signed by both parties

* Further acquisition agreements shall specify the following parameters that have not been stated in the letter of intent:

o the percentage of equity stake of BEIJING JIFATANG CHINESE MEDICINE RESEARCH INSTITUTE AND BEIJING JIFATANG CHINESE MEDICINE RESEARCH & DEVELOPMENT INSTITUION'S EACH INTERLLECTUAL PROPERTY/NEW PHARMACEUTICAL DRUGS

o    the amount and type of consideration;

o    the method of payment and payment period; and

o    the formation of a future management team.

The acquisition of BEIJING JIFATANG CHINESE MEDICINE RESEARCH INSTITUTE AND BEIJING JIFATANG CHINESE MEDICINE RESEARCH & DEVELOPMENT INSTITUION'S INTERLLECTUAL PROPERTY/NEW PHARMACEUTICAL DRUGS OWNERSHIP/RIGHTS BY CHINA HEALTH HOLDING, INC. ( OR/AND ITS NOMINEE, OR/AND ITS WHOLLY OWNED SUBSIDARIES) can be completed only when the definitive acquisition agreements are signed and executed by both parties and all the criteria are being met to the satisfaction of our board of directors.


The effective date of THIS BINDING MEMORANDUM OF UNIDERSTANDING  ("MOU") FOR NEW
PHARMACEUTICAL      DRUGS      RESEARCH      &      DEVELOPMENT       /STRATEGIC
PARTNERSHIP/collaboration/alliance will be effective from JANUARY 12TH, 2007 until Jan11th 2017, as both parties are legally agreed and signed, as below.

"Party A" (The "Target"):
Agreed and Signed and Sealed by:
BEIJING  JIFATANG  CHINESE  MEDICINE  RESEARCH  INSTITUTE  AND BEIJING  JIFATANG
CHINESE MEDICINE RESEARCH & DEVELOPMENT INSTITUION # 3 Bldg, TaiPinJianYaun, TongXiaoGuo, CuanPin District, Beijing, PR China and and Room 720, No.11, DeShengMenWai Street, XiChengQu, Beijing PR China

/s/ Cao, Chunlin
-----------------
Mr. CAO, CHUNLIN
Chairman and Dean
BEIJING JIFATANG CHINESE MEDICINE RESEARCH INSTITUTE AND BEIJING JIFATANG CHINESE MEDICINE RESEARCH & DEVELOPMENT INSTITUION
DATE: JAN.12TH , 2007

And

"Party B" (The "Acquirer)
Agreed and Signed by

/s/ Yu, XiaoFei
-----------------
Mr. Yu, XiaoFei, an authorized representative
Executive Director and Vice
President Date: January 12TH, 2007


/s/ Julianna Lu
-------------------
Julianna Lu, an authorized Signatory
The Chairman of Board and The Chief Executive Officer
CHINA HEALTH HOLDING INC.(USA NASD OTCBB: CHHH)
Dec. JANUARY 12TH, 2007 Business Address
101 Convention Center Drive, Suite 700,
Las Vegas, NV 89107-2001 USA
WWW.CHINAHEALTHHOLDING.COM
INFO@CHINAHEALTHHOLDING.COM
* Mailing Address: Corporate Correspondences: C/CCHINA HEALTH HOLDING INC.: PO Box #48610 - 595 Burrard Street Vancouver BC Canada V6C 2X8

info@chinahealthholding.com

Exhibits: DETAILED INTRODUCTION OF BEIJING JIFATANG CHINESE MEDICINE RESEARCH INSITUTE , AND ALSO A LIST OF DEVELOPED NEW DRUGS AND ALSO A LIST OF PROPOSED NEW DRUGS FOR FURTHER DEVELOPMENT, ALONG WITH DETAILED MEDICAL AND PHARMACEUTICAL EVIDENCES